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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 3, 1998 appearing on page 25 of Scientific Technologies Incorporated's Annual Report on Form 10-K for the year ended December 31, 1997.



/s/ PRICEWATERHOUSECOOPERS LLP
San Jose, California
September 29, 1998